Short-Term and Long-Term Financial Liabilities	6 Months Ended
Jun. 30, 2026
Short-Term and Long-Term Financial Liabilities [Abstract]
SHORT-TERM AND LONG-TERM FINANCIAL LIABILITIES
11	SHORT-TERM AND LONG-TERM FINANCIAL LIABILITIES

Convertible Notes

As of June 30, 2026, the Group’s financial liabilities primarily consist of convertible notes.

Convertible notes are classified as long-term financial liabilities based on their contractual maturities in accordance with the terms of the applicable convertible note agreements. The portion of convertible notes expected to be converted or settled within twelve months of the reporting date is classified as a current financial liability.

Carrying Amount of Financial Liabilities

	Conversion exercise	Contractual interest	Maturity	June 30,	December 31,
	price	rate %	date	2026	2025
Convertible notes, long term	$1.65	15.00%	July 10, 2028	85,777,609	81,548,426
Convertible notes, long term	$2.47	12.50%	April 30, 2029	20,556,375	4,262,670
Total financial liabilities, net				106,333,984	85,811,096

Of which classified as:
Current financial liabilities, net				3,890,229	3,694,936
Non-current financial liabilities, net				102,443,755	82,116,160

The convertible note agreements with a maturity date of July 10, 2028 accrue interest at the rate of fifteen percent (15.00%) per annum; provided that interest shall be payable (a) at a rate per annum equal to ten percent (10.00%) with respect to interest paid in cash (“Cash Interest”) and (b) at a rate per annum equal to five percent (5.00%) with respect to PIK Interest.

The convertible note agreements with a maturity date of April 30, 2029 accrue interest at the rate of twelve and one-half percent (12.50%) per annum; provided that interest shall be payable at a rate per annum equal to twelve and one-half percent (12.50%) with respect to PIK Interest.

On June 5, 2026, Marti Technologies amended its existing Note Subscription Agreement for its 12.50% Convertible Senior Secured Notes due 2029. The update specifically lowered the Reset Conversion Rate multiplier in the conversion formula from 1.65 to 1.05, which reduces the conversion price and makes it more advantageous for noteholders when a conversion occurs. The revision applies to both the outstanding US$13 million principal drawn at the time, the outstanding US$5 million principal drawn after the amendment and any future notes issued from the remaining US$5 million available capacity under the facility.

The Group first evaluated whether the amendment should be accounted for as a troubled debt restructuring under ASC 470-60 and concluded that the amendment did not represent a troubled debt restructuring because the noteholders did not grant a concession to the Group. Further, the amendment did not reduce the principal amount, stated interest rate, maturity, or collateral terms of the notes. Rather, the primary change was to the conversion economics, which made the conversion feature more favorable to noteholders.

Further, the Group evaluated the amendment under ASC 470-50 and determined that the revised terms represented a substantial modification requiring extinguishment accounting. The fair value of the conversion feature increased to a level that exceeded the 10% threshold relative to the carrying amount of the existing notes. Accordingly, the Group derecognized the original notes, recognized the amended notes at fair value, and recorded a non-cash loss on extinguishment in the period.

Significant inputs
Share price	US$	1.80
Expected volatility		70%
Risk-free interest rate		4.215%
Debt discount rate / credit risk adjustment		25.0%
Conversion price before amendment	US$	3.86
Conversion price after amendment	US$	2.47

Fair value measurement	Measurement date	Fair value		Valuation technique	Fair value hierarchy
Conversion feature before Amendment	June 5, 2026	US$	2,561,000	Monte Carlo simulation	Level 3
Conversion feature after Amendment	June 5, 2026	US$	5,762,000	Monte Carlo simulation	Level 3
Amended convertible notes recognized at fair value	June 5, 2026	US$	16,442,000	Monte Carlo simulation	Level 3

Convertible Note Movement

The following table summarizes the movement in the carrying amount of convertible notes for the periods ended June 30, 2026 and December 31, 2025.

	June 30, 2026	December 31, 2025
Opening balance	85,811,096	72,995,438
Additions	7,745,487	19,929,687
Converted into shares	(500,000)	(2,220,431)
Debt discount	(1,999,688)	(7,590,005)
Embedded derivative	-	(3,915,094)
Extinguishment of convertible notes	(5,558,600)	-
Recognition of amended convertible notes	16,442,000	-
Accrued interest, net	4,393,689	6,611,501
Ending balance	106,333,984	85,811,096

The Group concluded that the amended conversion features qualify for equity classification under ASC 815-40 and, accordingly, no derivative liability was recognized in connection with the amended terms. For purposes of determining the loss on extinguishment, the Group allocated a portion of the reacquisition price to the previously equity-classified conversion feature amounting to US$2,561,000. After such allocation, the Group recognized a non-cash loss on extinguishment of US$8,322,400 during the period.

Debt Discount

In connection with certain convertible note issuances, the Group issued subscription and commitment shares (“incentive shares”) to lenders. These incentive shares are treated as standalone financial instruments that are both legally detachable and separately exercisable. The fair value of incentive shares is determined using the market price of the shares on the grant date and recorded as a debt discount, which reduces the carrying amount of the related convertible note liabilities.

The debt discount is amortized over the contractual term of the convertible notes using the effective interest method, with amortization recorded as interest expense. The total debt discount amortized during the period ended June 30, 2026 was US$1,280,831 (June 30, 2025: US$317,665).

In addition, incentive shares issued in connection with committed but not yet issued convertible notes, totaled US$13,138,444 (2025: US$14,253,132), are presented as deferred financing costs within Other Assets and will be reclassified as a reduction of the convertible note liabilities upon issuance.

In addition, certain convertible notes issued by the Group contain embedded conversion features and reset provisions that require evaluation under ASC 815, Derivatives and Hedging. The Group concluded that these embedded features (i.e. notes that are initially convertible at 202.0202 shares per US$1,000, with the conversion rate resetting monthly from April to December 2025 based on US$1,000 divided by 1.65 times the “Reset Price.” The Reset Price is the greater of a US$2.00 floor and the lesser of the prior Reset Price and the 20-day VWAP, capped at US$3.00) do not qualify for the equity scope exception under ASC 815-40, as the settlement terms are not indexed solely to the entity’s own stock. Accordingly, the embedded features are bifurcated from the host debt instruments and accounted for separately as embedded derivative liabilities.

The fair value of the embedded derivative liabilities is estimated using a Monte Carlo simulation model, which incorporates assumptions regarding the Group’s share price, expected volatility, risk-free interest rate, credit risk, expected term of the convertible notes, and the probability and timing of conversion. The embedded derivative liabilities are classified as Level 3 within the fair value hierarchy due to the use of significant unobservable inputs.

In the previous year, embedded derivative liability was reclassified to equity on expiration of embedded features.

Maturity Profile

The maturity profile of financial liabilities consists of the following:

	June 30, 2026	Dec 31, 2025
2026	3,890,229	3,694,936
2027	-	-
2028	86,810,504	82,495,077
2029	19,539,338	13,649,501
Total principal	110,240,071	99,839,514
Less: unamortized debt discount, net	(3,906,087)	(14,028,418)
Total	106,333,984	85,811,096